UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2024
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TaskUs, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Independence Drive, Suite 100
New Braunfels, Texas 78132
(Address of Principal Executive Offices) (Zip Code)
(888) 400-8275
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 22, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the Class III directors named in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Committee on April 9, 2024 (the “Proxy Statement”); and (ii) ratifying the appointment KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. As of the record date of March 25, 2024, there were 19,055,957 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and 70,032,694 shares of the Company’s Class B common stock, par value $0.01 per share (“Class B Common Stock”), outstanding. Stockholders were entitled to one vote per share of Class A Common Stock held and ten votes per share of Class B Common Stock held on the matters presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting. Of the total 719,382,897 votes eligible to be cast at the Annual Meeting, shares entitled to cast 716,260,835 votes or 99.56% of the Company’s voting power were represented. The final results of the stockholder vote are set forth below.
Proposal 1: Election of Directors
The Company’s stockholders elected each of the Class III nominees for director named in the Proxy Statement, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification. The following three Class III directors were elected by the votes indicated.

	For	Withheld	Broker Non-Votes
Jill A. Greenthal	708,152,068	4,525,181	3,583,586
Susir Kumar	707,415,808	5,261,441	3,583,586
Mukesh Mehta	708,340,143	4,337,106	3,583,586

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment was ratified by the votes indicated.

For	Against	Abstain	Broker Non-Votes
714,341,596	116,178	1,803,061	0

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

	By:	/s/ Claudia F. Walsh
Name: Claudia F. Walsh
Title: General Counsel and Corporate Secretary

Date: May 22, 2024